REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM


To the Board of
Trustees
and the Shareholders
of Mutual Fund Series
Trust


In planning and
performing our audits of
the financial statements
of Catalyst Small-Cap
Insider Buying Fund,
Catalyst Insider Buying
Fund, Catalyst IPOx
Allocation Fund,
Catalyst Dynamic Alpha
Fund, Catalyst Buyback
Strategy Fund (formerly
Catalyst/EquityCompas
s Buyback Strategy
Fund),
Catalyst/Groesbeck
Growth of Income Fund,
Catalyst/Lyons Tactical
Allocation Fund,
Catalyst/MAP Global
Equity Fund (formerly,
Catalyst/MAP Global
Capital Appreciation
Fund), Catalyst MLP &
Infrastructure Fund,
each a series of shares
of beneficial interest in
Mutual Fund Series
Trust (the "Funds"), as
of June 30, 2017, and
for the year then ended,
in accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States) ("PCAOB"), we
considered the Funds'
internal control over
financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds' internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Funds is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of
controls.  A company's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with accounting
principles generally
accepted in the United
States of America
("GAAP").

A company's internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation of
the financial statements
in accordance with
GAAP, and that receipts
and expenditures of the
company are being
made only in
accordance with
authorizations of
management and
trustees of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions or
that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.  A material
weakness is a
deficiency, or
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the Funds' annual or
interim financial
statements will not be
prevented or detected
on a timely basis.


Our consideration of the
Funds' internal control
over financial reporting
was for the limited
purpose described in
the first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established
by the PCAOB.
However, we noted no
deficiencies in the
Funds' internal control
over financial reporting
and its operation,
including controls over
safeguarding securities
that we consider to be a
material weakness, as
defined above, as of
June 30, 2017.

This report is intended
solely for the
information and use of
management, the
shareholders of the
Funds, the Board of
Trustees of Mutual
Fund Series Trust and
the Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.



BBD, LLP

Philadelphia,
Pennsylvania
August 29, 2017